Exhibit 10.24
                                                                  Sales Contract
Sales Contract of Guangzhou Cityview Bus Installation Co., Ltd.

Contract number: 2004008   Signing Date: August 6,  2004           Currency: RMB

Party A: Changsha United Electric Power Science and Technology Co., Ltd. Product Type: Hybrid Electric Power Tourist Bus
Unit Price: RMB 430,000
Quantity: One

Party B: Guangzhou Cityview Bus Installation Co., Ltd.
Down Payment: RMB 150,000
Total Payment : RMB 430,000

Information on Party A:
Payment is billed on: Changsha United Electric Power Science and Technology Co., Ltd.
Bank Name: Hexi Branch of Changsha Construction Bank
Account number: 1540061016900207943
Post Add: Room D on 9th floor of Xiaoyuan Buidling, Changsha, P.C. 410000 Contact Person: Yang Weiping
Tel: 0731-8861247  Fax: 0731-2280577

Information on Party B:
Payment is to be received by: Guangzhou Cityview Bus Installation Co., Ltd.
Bank Name: Heping Branch of Zengcheng Industrial and Commercial Bank
Account number: 3602053119200000946
Post Add: Zhucun County of Zengcheng, Guangdong Province,   P.C. 511370
Contact Department: Sales Dept. of Guangzhou Cityview Bus Installation Co., Ltd.
Tel: 020-82852074  Fax: 020-82854864

Terms and Conditions:
1. Party A shall provide the electric engine and other electric-control equipment, and entrust Party B with the installation and production of the whole vehicle mode: SJ6110CT3 DESL hybrid power tourist bus

2. Payment Arrangement: Down payment of RMB 150,000 should be made from Party A to Party B within three days upon signing of the contract; another payment of RMB 130,000 should be made from Party A to Party B upon completion of the vehicle body by the latter; final payment should be made upon delivery of the vehicle.

3. Delivery Date: September 5, 2004

4. Delivery Way: Party A shall go to the manufacturing place of Party B to check the vehicle; Party B shall make delivery on the delivery date after receiving the full payment.

5. Quality Insurance: Party B shall provide one-year guarantee service free of charge according to its quality standards.

6. Unit Price shall exclude vehicle purchase tax and plate fee.

7. Main parts of the vehicle: chassis SX6112BKB, tyre 275/70 R 22.5, whole-view windshield, double-layered front and rear windshields, side glass window around the vehicle body, Japanese air-conditioner, safety top window, Pioneer DVD, 17 inch LCD screen, ABS, luggage rack, rear controller for backing, electric rear mirror, battery box, etc.


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8. The original contract is made in duplicate with each party holding one copy.
For any disputes in executing the contract, the two parties should negotiate and may have recourse to relevant local court if negotiation fails.

Signed by and on behalf of Party A: /s/ Yang Weiping          (sealed)

Signed by and on behalf of Party B: /s/ Guo Shanqiang    (sealed)


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